UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 12, 2024

Chegg, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36180	20-3237489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3990 Freedom Circle
Santa Clara,	California	95054
(Address of principal executive offices)		(Zip Code)
(408) 855-5700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	CHGG	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On November 12, 2024, Chegg, Inc. (“we,” “us,” “our,” “Company” or “Chegg”) issued a press release announcing its financial results for the quarter ended September 30, 2024. A copy of the press release is attached as Exhibit 99.01 to this Current Report on Form 8-K.

The information contained in this Item 2.02, including the press release attached as Exhibit 99.01 to this Current Report on Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 and in the accompanying Exhibit 99.01 shall not be incorporated by reference into any registration statement or other document filed by Chegg with the Securities and Exchange Commission (“SEC”), whether made before or after the date of this Current Report on Form 8-K, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 2.05    Costs Associated with Exit or Disposal Activities.

On November 12, 2024, we announced a restructuring plan that includes a reduction of our global workforce, which is expected to impact 319 employees, or approximately 21% of our current workforce, as well as other actions to streamline our operations. We are undertaking these actions to better align our cost structure with recent industry challenges that are negatively impacting our business, including increased competition and student adoption of generative AI products.

We estimate that we will incur charges of approximately $22 million to $26 million in connection with these actions, of which $18 million to $22 million is expected to result in future cash expenditures, primarily consisting of expenditures for employee transition and severance payments, employee benefits and other related costs. We expect that substantially all of these charges will be incurred by the second quarter of 2025, with approximately $20 million to $24 million by the fourth quarter of 2024. The estimated charges and the timing of such charges are based on certain assumptions, including local law requirements in various jurisdictions, and actual amounts may differ materially from such estimates. We may incur other charges or cash expenditures not currently contemplated due to unanticipated events that may occur as a result of or in connection with the implementation of the planned workforce reduction.

We intend to exclude the charges associated with such restructuring plan from our non-GAAP financial measures, including adjusted EBITDA. We anticipate that these actions, along with additional operating expense savings and the savings resulting from the actions we previously announced in our current report on Form 8-K filed with the SEC on June 17, 2024, will result in annualized non-GAAP cost savings of $100 million to $120 million in fiscal year 2025.

Item 8.01    Other Events.

On November 12, 2024, our Board of Directors authorized an increase of $300 million to our securities repurchase program. Approximately $3.7 million of capacity was remaining under our existing securities repurchase program. The program allows Chegg to buy back its common stock and/or convertible notes, through open market purchases, block trades and/or in privately negotiated transactions or pursuant to Rule 10b5-1 plans, in compliance with applicable securities laws and other legal requirements. The timing, volume, and nature of any repurchases will be determined by Chegg’s management, in consultation with the Board of Directors Finance Committee, based on its evaluation of the capital needs of the business, market conditions, applicable legal requirements, alternative investment opportunities, and other factors. The repurchase program has no expiration date and will continue until otherwise suspended, terminated, or modified at any time for any reason by our board of directors. Chegg currently expects to fund the repurchase program from its existing cash balance and future cash flows from operations.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report, including statements regarding Chegg's restructuring plan, reduction in force, the number of employees impacted, the amount of the charges in connection with the actions, the timing that such charges will be incurred, the impact of the actions on our non-GAAP financial measures, the amount of the cost savings and the timing of those savings, our intention to implement a program to purchase up to $300 million of our common stock and/or convertible notes, the expected timing, volume and nature of such securities repurchase program, the expiration of the program, and the expected sources of funding for any repurchases. The words “will,” “plans,” “expects” and similar expressions are intended to identify these forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and assumptions outside of our control. In addition, new risks may emerge from time to time, and it is not possible for us to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements made. In light of these risks, uncertainties and assumptions, the future events discussed in this Current Report on Form 8-K may not occur and actual future results may be materially different from those anticipated or implied in the forward-looking statements.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.01	Press release issued by Chegg, Inc., dated November 12, 2024 (Chegg Reports 2024 Third Quarter Earnings)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHEGG, INC.

By: /S/ DAVID LONGO
David Longo
Chief Financial Officer
Date: November 12, 2024